Exhibit 10.3

PRESIDENCY OF THE REPUBLIC	REPUBLIC OF GUINEA

GENERAL SECRETARIAT	Work — Justice — Solidarity
OF THE GOVERNMENT

DECREE D/2016/275/PRG/SGG

APPROVING THE SECOND AMENDMENT TO THE HYDROCARBON

PRODUCTION SHARING CONTRACT BETWEEN THE REPUBLIC OF GUINEA AND THE

COMPANY SCS CORPORATION LTD

(SUBSIDIARY OF HYPERDYNAMICS CORPORATION)

THE PRESIDENT OF THE REPUBLIC

In view of	The Constitution;

In view of

Order No. 119/PRG of September 23, 1986 concerning the Petroleum Code of the Republic of Guinea (Reference code of the Hydrocarbon Production Sharing Contract between the Republic of Guinea and SCS Corporation Ltd.);

In view of	Law L/2015/0222/AN of August 13, 2015, concerning the financial governance of Companies and Public Establishments in the Republic of Guinea;

In view of	Decree D/2015/226/PRG/SGG of December 26, 2015, appointing the Prime Minister, Head of the Government;

In view of	Decree D/2015/227/PRG/SGG of December 30, 2015, concerning the structure of the Government

In view of	Decree D/2016/003/PRG of January 3, 2016, appointing the members of the Government

In view of	Decree D/2015/165/PRG/SGG of August 29, 2015 concerning the Creation, Articles of Association, Mission, Attribution and Organization of the National Petroleum Office (ONAP);

In view of	The Hydrocarbon Production Sharing Contract signed on September 22, 2006 by the Republic of Guinea and the Company SCS Corporation Ltd., as amended on March 25, 2010;

In view of	The notification to the State of the voluntary separation agreement between Hyperdynamics and its partners (Dana Petroleum and Tullow Oil) dated August 15, 2016;

In view of	The request for an extension submitted by the Company SCS Corporation

Ltd. on July 16, 2016 for a non-renewable period of one (01) year of the second exploration period and the extension for the same period of the Production Sharing Contract;

In view of	The Second Amendment to the Hydrocarbons Production Sharing Contract between the Republic of Guinea and the Company SCS Corporation Ltd. dated September 14, 2016;

At the proposal of the Director General of the ONAP;

DECREES

Article 1:	The Second Amendment to the Hydrocarbon Production Sharing Contract between the Republic of Guinea and the Company SCS Corporation dated September 14, 2016 is approved.

Article 2:	The projected budget and the exploration expenses incurred in connection with the Hydrocarbon Production Sharing Contract will be validated by the Petroleum Operations Management Committee (CDOP).

Article 3:	This Decree, which takes effect as of the date it is signed, will be recorded and published in the Journal Officiel of the Republic

Conakry, Sep. 21, 2016

[Signed]

Prof. Alpha CONDE